39047-P1 05/26

SUPPLEMENT DATED MAY 1, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED NOVEMBER 1, 2025

OF PUTNAM INTERNATIONAL EQUITY FUND (THE “FUND”)

Effective May 1, 2026, the following replaces the “Annual Fund Operating Expenses” table, accompanying footnotes and expense example in the sections of the Fund’s Summary Prospectus and Prospectus titled “Fund summary - Fees and expenses” and “Fund summary - Example”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees[1]	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimburse- ment[2]	Total annual fund operating expenses after expense reim- bursement[3]
Class A	0.72%	0.25%	0.22%	1.19%		1.19%
Class C	0.72%	1.00%	0.22%	1.94%		1.94%
Class R	0.72%	0.50%	0.22%	1.44%		1.44%
Class R5	0.72%	None	0.22%	0.94%		0.94%
Class R6	0.72%	None	0.10%	0.82%	(0.05)%	0.77%
Class Y	0.72%	None	0.22%	0.94%	(0.17)%	0.77%

1 Management fees are subject to a performance adjustment, restated for the current year. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the MSCI EAFE Index-NR. For the current year, the fund’s base management fee prior to any performance adjustment was 0.67%.

2 Effective May 1, 2026, the fund’s investment manager has contractually agreed to waive fees and/or reimburse operating expenses of the fund (excluding payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, and acquired fund fees and expenses) so that the expenses will not exceed 0.79% of the fund’s average net assets. Additionally, the Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. In addition, the fund’s investor servicing agent has agreed to waive all investor servicing fees with respect to Class R6 and Y shares of the fund. These obligations may not be modified or discontinued prior to October 31, 2027 without approval of the Board of Trustees.

3 Total annual fund operating expenses after expense reimbursement have been restated to reflect current waiver arrangements and operating caps.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$689	$931	$1,192	$1,935
Class C	$297	$609	$1,047	$2,069
Class C (no redemption)	$197	$609	$1,047	$2,069
Class R	$147	$456	$788	$1,726
Class R5	$96	$300	$520	$1,155
Class R6	$79	$257	$451	$1,010
Class Y	$79	$283	$504	$1,139

Please retain this supplement for future reference.